UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[X] Definitive Additional Materials
[   ] Soliciting Material Pursuant to §240.14a-12

SBT Bancorp, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________

2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________

4)  Proposed maximum aggregate value of transaction:

________________________________________________________________________________

                5)  Total fee paid:

________________________________________________________________________________

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

________________________________________________________________________________

2) Form, Schedule or Registration Statement No.:

________________________________________________________________________________

3) Filing Party:

________________________________________________________________________________

4) Date Filed:

________________________________________________________________________________

Explanatory Note

SBT Bancorp, Inc. (the “Company”) is filing the attached Annual Meeting Proxy Card as Amendment No. 1 to the Schedule 14A that was filed with the Securities and Exchange Commission on April 15, 2013.  The Annual Meeting Proxy Card was inadvertently omitted from the Schedule 14A.  The proxy card is available to the Company’s shareholders, free of charge, in the form attached hereto at the following Internet website:

http://investors.simsburybank.com/financialdocs.aspx?iid=4100578

There are no other revisions or amendments to the Schedule 14A.

SBT BANCORP, INC.

Proxy for the Annual Meeting of Shareholders
to be held on May 14, 2013

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Michael D. Nicastro and David W. Sessions and each of them acting alone, with full power of substitution, as Proxies to represent all shares of stock of SBT Bancorp, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held at The Simsbury Bank & Trust Company’s main office, 981 Hopmeadow Street, Simsbury, Connecticut on Tuesday, May 14, 2013 at 5:00 p.m., local time, and at any adjournment thereof.

You are encouraged to specify your choice by marking the appropriate box, SEE REVERSE SIDE.  The Proxies cannot vote your shares unless you sign, date and return this card.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

☒PLEASE MARK VOTES AS IN THIS EXAMPLE

1.The Board of Directors unanimously recommends a “For” vote.	2.The Board of Directors unanimously recommends a “For” vote.
To elect the four Class II directors each to serve a three year term:	To approve, on a non-binding advisory basis, the compensation of the
Company’s named executive officers as determined by the Compensation
Nominees: Martin J. Geitz, Gary R. Kevorkian, Jerry W. Long and George B. Odlum, Jr., DMD	and Human Resources Committee.

FOR	AGAINST	ABSTAIN
☐	☐	☐

FOR	WITHHELD
☐	☐	3. The Board of Directors unanimously recommends a vote of “Every Year.”
For: except vote withheld from the following nominee(s)		To approve, on a non-binding advisory basis, how frequently the
Company should conduct a non-binding advisory vote to approve the compensation of the Company’s named executive officers.

EVERY YEAR	EVERY TWO YEARS	EVERY THREE YEARS
☐	☐	☐

ABSTAIN
☐

4.The Board of Directors unanimously recommends a “For” vote.
To ratify the appointment of Shatswell, MacLeod & Co., P.C. as the
Company’s independent auditors for the fiscal year ending December 31, 2013.

FOR	AGAINST	ABSTAIN
☐	☐	☐

5.In their discretion, the Proxies, or either of them, are authorized to vote upon such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

FOR	AGAINST	ABSTAIN
☐	☐	☐

This Proxy, when properly executed, will be voted on behalf of the undersigned as directed herein by the undersigned shareholder.  If no direction is made, this proxy will be voted “FOR” Proposals 1, 2, 4 and 5 and “EVERY YEAR” for Proposal 3.

Please sign exactly as your name appears hereon.  Joint owners must both sign.  Attorney, executor, administrator, trustee, or guardian must give full title as such.  A corporation or partnership must sign in its name by an authorized person.

☐	MARK HERE FOR ADDRESS CHANGE AND MARK LABEL ACCORDINGLY	☐	MARK HERE IF YOU PLAN TO ATTEND THE MEETING

Signature:	Date:	Signature:	Date: